SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 21, 2003

EMPIRE FEDERAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28934	82-0512374
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Main Street, Livingston MT 59047

(Address of principal executive offices) (Zip Code)

(406) 222-1981

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events and Regulation FD Disclosure.

On February 21, 2003, the stockholders of Empire Federal Bancorp, Inc., a Delaware corporation (“Empire”), approved the proposed merger with Sterling Financial Corporation, a Washington corporation (“Sterling”).  For further information concerning this item, please refer to Exhibit 99.1 which is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

(c)                 Exhibits.

99.1         Press Release, dated as of February 21, 2003, issued by Empire Federal Bancorp, Inc.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMPIRE FEDERAL BANCORP, INC.
(Registrant)

February 21, 2003	By:	/s/ William H. Ruegamer
Date		William H. Ruegamer
President & CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release